Exhibit 3.2

STATE OF NEVADA ROSS MILLER Secretary of State Job Number: Reference Number: Expedite: Through Date: SCOTT W ANDERSON Deputy Secretary for Commercial Recordings OFFICE OF THE SECRETARY OF STATECertified Copy December 29, 2014 C20141224-1326 00004486880-68 The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report. Document Number(s) 20050448487-72 Description Articles of Incorporation Number of Pages 1 Pages/1 Copies  espectfully, ROSS MILLER Secretary of State Certified By: Christine Rakow Certificate Number: C20141224-1326 You may verify this certificate online at http://www.nvsos.gov/ Commercial Recording Division 202 N. Carson Street Carson City, Nevada 89701-4069 Telephone (775) 684-5708 Fax (775) 684-138 DEAN HELLER Secretary of State 206 North Carson Street Carson City, Nevada 89701-4299 (775) 684 5708Website: secretaryofstate.biz Articles of corporation (PURSUANT TO NRS 78) Filed in the office of Dean Heller Secretary of State  State of Nevada Document Number 20050448487-72 Filing Date and Time 09/30/2005 12:31 PM Entity Number E0661692005-9 Important. Read attached instructions before completing form. ABOVE SPACE IS FOR OFFICE USE ONLY 1.Name of Corporation: Peak Resources Incorporated 2. Resident Agent Name and Street Address: Must be a Nevada address where process May be saved EastBiz.com, Inc Name 5348 Vegas Drive Street Address Optional Mailing Address Las Vegas City NEVADA 89108 Zip Code City State Zip Code 3. Shares: number of shares corporation authorized to issue Larry Olson Name 4. Names &  Addresses of Board of Directors/Trustees: (attach additional page there is more than 3 directors/trustees) 5.Purpose: (optional-see instructions) 6. Names Address and Signature of Incorporator, (attach additional page here is more than 1 incorporation) with par value: 75,000,000:2103 Tyrone Place Street Address Name Street Address Name Street Address The purpose of his Corporation shall be: Sheilah King Name 5348 Vegas Drive Address Number of shares Par value: $:.001 without par value: Penticton Y2A 8Z2 City State Zip Code City State Zip Code City State Zip Code :Las Vegas Nevada 89108 City State Zip Code 7. Certificate of Acceptance of Appointment of Resident Agent: I here accept appointment as Resident Agent for the above named orporation. 09/30/05 Authorized Signature of R. A. or On Be If of R. A. Company Date This term mast be accompanied by appropriate fees. See attached tee schedule